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EXHIBIT 10.58

AMENDED AND RESTATED
RELIANT PHARMACEUTICALS, INC.
UNIT APPRECIATION RIGHTS PLAN

1.    HISTORY AND PURPOSE OF THE PLAN

        The Reliant Pharmaceuticals, Inc. Unit Appreciation Rights Plan (the "Plan") was established to attract and retain the best available personnel and to provide Employees, Managers and Consultants of Reliant Pharmaceuticals, LLC, a Delaware limited liability company, with an incentive to promote the company's long-term performance. Upon the conversion of Reliant Pharmaceuticals, LLC into the corporation Reliant Pharmaceuticals, Inc. (the "Company"), the Company assumed the Plan and the outstanding Award Agreements providing for unit appreciation rights under the Plan. Effective April 1, 2004, the Plan was suspended, and the unit appreciation rights were converted to stock appreciation rights relating to the value of the Company's Common Stock. As of the Public Trading Date, Common Stock will be issuable under the Plan as a form of payment upon the exercise of Rights.

2.    DEFINITIONS

        (a)   "Acquisition" means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which Company's shareholders prior to such consolidation or merger to own less than fifty percent (50%) of the surviving company's voting power immediately after such consolidation or merger; or (ii) a sale of all or substantially all of the assets of the Company in a complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (i) above.

        (b)   "Award Agreement" an agreement entered into between the Company and the Participant evidencing the terms of a Right as the same may be amended from time to time.

        (c)   "Base Price" means such amount as determined by the Committee, but will not be less than the Fair Market Value of Common Stock on the Grant Date.

        (d)   "Board" means the Board of Directors of the Company, as it may be constituted from time to time.

        (e)   "Cause" shall mean a termination by the Company of the Service Provider's relationship due to: (i) the commission by the Service Provider of an act of fraud against the Company or any Subsidiary thereof or embezzlement; (ii) a breach of one or more of the following duties to the Company: (A) the duty of loyalty, (B) the duty not to take willful actions which would reasonably be viewed by the Company as placing the Service Provider's interest in a position adverse to the interest of the Company, (C) the duty not to engage in self-dealing with respect to the Company's assets, properties or business opportunities, except as approved in writing by the Board, (D) the duty of honesty, or (E) any other fiduciary duty which the Service Provider owes to the Company; (iii) a conviction of the Service Provider (or a plea of nolo contendere in lieu thereof) for (A) a felony or (B) a crime involving fraud, dishonesty or moral turpitude; (iv) intentional misconduct with respect to his duties to the Company, including, but not limited to, knowing and intentional violation by the Service Provider of written policies of the Company, including policies regarding confidential information and non-competition, or specific directions of the Board or superior officers of the Company, which policies or directives are neither illegal (or do not involve illegal conduct) nor do they require the Service Provider to violate reasonable business ethical standards; or (v) the failure of the Service Provider, after written notice from the Company, to render services to the Company in accordance with his employment or other relationship with the Company, which failure is not cured within 10 days of receipt of such notice.

        (f)    "Code" means the Internal Revenue Code of 1986, as amended.

        (g)   "Committee" means the Compensation Committee of the Board.

        (h)   "Common Stock" means (i) the common stock of the Company, par value $0.01 per share, as adjusted as provided in Section 7, or (ii) if there is a merger or consolidation and the Company is not the surviving corporation, the capital stock of the surviving corporation given in exchange for such common stock of the Company.

        (i)    "Company" means Reliant Pharmaceuticals, Inc., a Delaware corporation.

        (j)    "Consultant" means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        (k)   "Director" means a member of the Board of Directors.

        (l)    "Disability" means the total and permanent disability of a Participant within the meaning of Code Section 22(e)(3).

        (m)  "Employee" means any person, including a Manager, who is designated by the Board as an employee of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any successor. Neither service as a Manager nor payment of a fee to a Manager for his/her services as a Manager shall be sufficient, by itself, to constitute "employment" by the Company. In addition, the term employee shall not include any person whose services with the Company are performed pursuant to a contract that purports to treat the individual as an independent contractor even if such individual is later determined (by judicial action or otherwise) to have been a common law employee of the Company, rather than an independent contractor.

        (n)   "Exercise Date" means the date prior to the Expiration Date on which the Participant elects to surrender his Right.

        (o)   "Expiration Date" means the date on which a Right (or any portion thereof) ultimately becomes unexercisable either by reason of the lapse of time or otherwise.

        (p)   "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such day or if shares were not traded on such day, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on national market system or other quotation system, the closing sales price for a share or for Common Stock (or the closing bid, if no sales were reported) on such day or if no sales or bids were reported on such day, then the trading day immediately preceding such date on which sales or bids were reported, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as determined by the Committee acting in good faith which determination shall be final and binding.

        (q)   a Right as set forth in the relevant Award Agreement.

        (r)   "Manager" means a member of the Board.

        (s)   "Participant" means a Service Provider, who has received a Right which has not been exercised, cancelled or forfeited and which has not expired.

        (t)    "Plan" means the Reliant Pharmaceuticals, Inc. Unit Appreciation Rights Plan, as amended from time to time.

        (u)   "Public Trading Date" means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        (v)   "Right" means a unit appreciation right issued pursuant to the Plan entitling the Participant to the positive difference, if any, between the Fair Market Value of Common Stock on the Exercise Date and the Base Price.

        (w)  "Service Provider" means an Employee, Manager or Consultant.

        (x)   "2007 Plan" means the Reliant Pharmaceuticals, Inc. 2007 Incentive Award Plan as amended from time to time and any successor plan thereto.

3.    SHARES SUBJECT TO THE PLAN

        (a)    Number of Shares.    Subject to Articles 7 and 10, following the Public Trading Date the aggregate number of shares of Common Stock which may be issued upon settlement of Rights under the Plan shall be 523,499 shares of Common Stock. To the extent that a Right terminates, expires, or lapses for any reason, any shares of Common Stock subject to the Award shall again be available for the grant pursuant to the 2007 Plan. Shares withheld to pay taxes will be cancelled and shall again be available for issuance under the 2007 Plan.

        (b)    Stock Distributed.    Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

4.    ADMINISTRATION OF THE PLAN

        The Plan will be administered by the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee will have the authority and discretion to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan. The decisions and interpretations of the Committee with respect to any matter concerning the Plan shall be final, conclusive and binding on all parties who have an interest in the Plan. The Committee will also have the authority to exercise such powers and perform such acts with respect to the Plan and the Rights as the Committee deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan. Notwithstanding anything to the contrary contained in the Plan, the Board will also have all power and authority to perform any act granted to the Committee pursuant to the Plan.

5.    RIGHTS

        (a)    Grant of Rights.    The Committee may, in its sole discretion, at any time and from time to time grant Rights to any Service Provider; provided that no further Rights will be granted under this Plan after April 1, 2004. Each grant of Rights will be evidenced by an Award Agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee approves from time to time.

        (b)    Vesting.    Each Right vests and becomes exercisable by the Participant at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. Unless otherwise specifically provided in a Participant's Award Agreement, a Participant's Rights shall terminate automatically if the Participant ceases to be a Service Provider for Cause. If, on the date of termination as a Service Provider, the Participant is not fully vested in his or her Rights, that portion of the Rights in which the Participant is not vested shall immediately be forfeited and terminate. If, after termination as a Service Provider, the Participant does not exercise the vested portion of the Right by its Expiration Date, the Right shall terminate.

        (c)    Exercisability.    A Participant who is an active Service Provider of the Company may exercise a Right on any date on or after it has vested, but on or before the Expiration Date. If a Participant's relationship with the Company as a Service Provider is terminated the Participant (or his or her permitted successor) may exercise the vested portion of the Right within such period of time as set forth in the Award Agreement, but in no event later than the Expiration Date. In the absence of a specified time in the Award Agreement, vested Rights that are not otherwise forfeited shall remain exercisable until the following dates:

            (i)  Twelve (12) months after the date of termination due to death;

           (ii)  Three (3) months after the date of termination for any reason other than death, or Disability.

        Any Right not exercised within the applicable period as described above will be forfeited and terminate. Notwithstanding anything herein to the contrary, no Right may be exercised before it is vested.

        (d)    Term.    The term of each Right will be ten (10) years from Grant Date, unless otherwise specified by the Committee in the Award Agreement. The Committee may, from time to time, extend the Expiration Date of any Right upon such terms and conditions, as the Committee will determine.

        (e)    No Ordering.    Rights may be exercised in any order, regardless of the Grant Date or the existence of any other outstanding Right.

        (f)    Whole or Partial Exercise.    An Right may be exercised by a Participant, to the extent exercisable, in whole or in part.

        (g)    Beneficiaries.    In the event of the death of a Participant, the person or persons to whom any Right is transferred by will or the laws of descent and distribution will have the right (prior to the Expiration Date) to exercise such Right in whole or in part.

        (h)    Committee Discretion.    Notwithstanding the foregoing, the Committee may, if it believes circumstances warrant such action, authorize the exercise of a Right that would otherwise have terminated.

6.    MANNER OF EXERCISE

        (a)    Notice of Exercise.    To the extent a Right is vested and exercisable as provided in Section 5, a Participant (or, if applicable, his or her beneficiary), may exercise all or any part of the Right by delivery of an exercise notice in the form and manner as set forth in the Award Agreement.

        (b)    Settlement of Rights.    Upon exercise of a Right, the Participant (or, if applicable, his beneficiary) shall receive as set forth in the Award Agreement either a cash amount or following the Public Trading Date, shares of Common Stock with an aggregate Fair Market Value that is equal to, less any required withholding, the product of:

            (i)  the difference between the Fair Market Value of Common Stock on the Exercise Date and the Base Price; and

           (ii)  the number of shares of Common Stock with respect to which the Right is properly exercised.

        Payment made in shares of Common Stock shall be made only in whole shares. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate. Payment may be made by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or any Subsidiary, or in installments, plus interest, in the discretion of the Committee.

7.    DILUTION AND OTHER ADJUSTMENTS

        (a)   In the event of any dividend or other distribution (whether in the form of cash, additional Common Stock or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase

Common Stock or other securities of the Company, or other similar corporate transaction or event, the Committee shall make equitable and proportionate adjustments to reflect such change with respect to:

            (i)  the kind of Common Stock (or other securities or property) with respect to which Rights may be granted or awarded;

           (ii)  the number and kind of Common Stock (or other securities or property) subject to outstanding Rights;

          (iii)  the Base Price with respect to any Right; and

          (iv)  the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3(a)).

        (b)   In the event of any transaction or event described in Section 7(a), the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, may take any one or more of the following actions to reflect such change or to facilitate such transaction or event:

            (i)  to provide for the purchase of any Rights for an amount of cash and/or promissory notes equal to the amount that the exercise of such Right would have yielded on the relevant date;

           (ii)  to provide that such Right shall be fully vested and exercisable, notwithstanding anything to the contrary in the Plan or the provisions of such Right;

          (iii)  to provide that such Rights be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or shall be substituted for by similar rights or awards covering the equity securities of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity and base prices;

          (iv)  to make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Rights, and/or in the terms and conditions of (including the grant or base price), and the criteria included in, outstanding Rights or which may be granted in the future; and/or

           (v)  to make adjustments in the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3(a)).

        (c)   The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company.

        (d)   If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Rights outstanding under the Plan or may substitute similar awards for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition does not assume such Rights or does not substitute similar awards for those outstanding under the Plan, then with respect to (i) Rights held by Participants whose status as a Service Provider has not terminated prior to such event, the vesting of such Rights (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Rights outstanding under the Plan, such Rights shall be terminated if not exercised prior to the closing of the Acquisition.

        (e)   All adjustments and determinations made by the Committee under this Section 7 shall be made in the sole discretion of the Committee as it deems appropriate.

8.    CANCELLATION OF RIGHTS

        The Committee may cancel all or any part of a Right with the written consent of the Participant holding such Right. In the event of any cancellation, all rights of the former Participant in respect of such cancelled Right will terminate.

9.    MISCELLANEOUS PROVISIONS

        (a)    Assignment and Transfer.    Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and Rights may be exercised or otherwise realized during the lifetime of the Participant only by the Participant or by his or her guardian or legal representative.

        (b)    No Right to Rights or Employment.    No Employee or other person will have any claim or right to be granted a Right. Neither the Plan nor any action taken hereunder will be construed as giving any Employee or Participant any right to be retained in the employ of the Company.

        (c)    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Common Stock otherwise issuable pursuant to a Right (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the vesting, exercise or payment of a Right (or which may be repurchased from the Participant within six months after such shares of Common Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the vesting, exercise or payment of a Right shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        (d)    Securities Laws.    Each Right will be subject to the condition that such Right may not be exercised if the Committee determines that the exercise of such Right may violate the securities laws or any other law or requirement of any governmental authority. The Company will not be deemed by any reason of the granting of any Rights to have any obligation to register the Rights or the Common Stock or other equity securities underlying such Rights under the securities laws or to maintain in effect any registration of such Rights or equity securities which may be made at any time under the securities laws.

        (e)    Severability.    Whenever possible, each provision in the Plan and in every Award Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Plan or any Right made thereunder will be held to be prohibited by or invalid under applicable law, then (i) such provision will be deemed amended to, and to have contained from the outset such language will be necessary to, accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of the Plan and every Right will remain in full force and effect.

        (f)    No Strict Construction.    No rule of strict construction will be applied against the Company, the Committee or any other person in the interpretation of any of the terms of the Plan, any Right or any rule or procedure established by the Committee.

        (g)    Rights as a Member.    A Participant will not have any voting or other rights as a member (or other equity holder) of the Company by reason of a grant of a Right or settlement of a Right.

        (h)    Governing Law.    The Plan will be governed by and construed in accordance with the laws of the State of Delaware.

10.    AMENDMENT AND TERMINATION

        The Committee may at any time amend, suspend or terminate the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 7), or (ii) results in a material increase in benefits or a change in eligibility requirements. No amendment, suspension or termination of the Plan shall adversely affect in any material way any Right previously granted pursuant to the Plan without the prior written consent of the Participant.

11.    EFFECTIVE DATE OF THE PLAN

        The Plan was originally effective                        . This Amended and Restated Plan shall be effective on the date it is approved by a majority vote of the stockholders of the Company at a duly held meeting of the stockholders or by written consent.

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Reliant Pharmaceuticals, Inc. on                        , 2007.

        Executed on this            day of                        , 2007.

Secretary

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AMENDED AND RESTATED RELIANT PHARMACEUTICALS, INC. UNIT APPRECIATION RIGHTS PLAN